THE SHARES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, (THE "1933 ACT"), ARE RESTRICTED SHARES (AS DEFINED IN RULE 144 UNDER THE 1933 ACT) AND MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO REGISTRATION UNDER THE 1933 ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT. THE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SUCH LAWS PURSUANT TO REGISTRATION OR AN EXEMPTION THEREFROM. THE SHARES OFFERED HEREBY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY OTHER REGULATORY AUTHORITY ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                            STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (the "Agreement"), dated as of July 12, 2000, is entered into by and between GLOBAL SOURCES LIMITED., a Delaware corporation, with headquarters located at 342 Madison Avenue, New York, New York 10032 (the "Company"), and the undersigned (the "Buyer").

                                   WITNESSETH:

WHEREAS, the Company and the Buyer are executing and delivering this Agreement in reliance upon exemptions from Shares registration afforded under Regulations D ("Regulation D") and S ("Regulation S"), as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act") and/or Section 4(2) of the 1933 Act; and

WHEREAS, the Company will issue to Buyer upon the terms and conditions of this Agreement shares of common stock, $.001 par value per share (the "Common Stock"), of the Company. The Common Stock is sometimes hereinafter referred to as the "Shares".

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.   AGREEMENT TO PURCHASE; PURCHASE PRICE.

a. Purchase. The undersigned hereby agrees to purchase from the Company 400,000 shares of Common Stock of the Company (the "Shares") at $0.50 per share (the "Purchase Price Per Share"), for an aggregate purchase price of $200,000 (the "Purchase Price").

b. Form of Payment. The Buyer shall pay the purchase price for the Shares by delivering immediately available good funds in United States Dollars to Joseph B. LaRocco, as the escrow agent (the "Escrow Agent"). Upon confirmation that the Purchase Price has been received by the Escrow Agent, the Company shall cause its transfer agent to deliver to the

     Escrow Agent a certificate representing the Shares in favor of the Buyer duly executed on behalf of the Company. Upon receipt by the Escrow Agent of a facsimile of the certificate representing the Shares and evidence that the original certificate is forthcoming by overnight courier, the Escrow Agent shall wire the Purchase Price, less a $5,000 escrow fee, to the Company.

c. Method of Payment. Payment into escrow of the purchase price for the Common Stock shall be made by wire transfer of funds to:

     First Union Bank of Connecticut
     300 Main Street, P. O. Box 700
     Stamford, CT  06904-0700
     ABA #:      021101108
     Swift #:    FUNBUS33
     Account #:  [To be disclosed to Buyer]
     Acct.Name:  Joseph B. LaRocco, Esq.  Trustee Account

Not later than 4:00 p.m., Eastern Standard Time, on or before July 12, 2000, the Buyer shall wire the Purchase Price to the Escrow Agent. On or before July 13, 2000 the Company shall deliver the certificate representing the Shares being purchased to the Escrow Agent. Once the Escrow Agent is in possession of a facsimile evidencing the certificate representing the Shares being purchased and is in receipt of the Purchase Price into his escrow account he shall notify the Company and wire the Purchase Price, less the escrow fee, to the Company in accordance with instructions received from the Company and upon receipt, overnight the original certificate representing the Shares to the Buyer.

            The Escrow Agent shall not be liable for any action taken or omitted by him in good faith and in no event shall the Escrow Agent be liable or responsible except for the Escrow Agent's own gross negligence or willful misconduct. The Escrow Agent has made no representations or warranties in connection with this transaction and has not been involved in the negotiation of the terms of this Agreement or any matters relative thereto. The Buyer and the Company each agree to indemnify and hold harmless the Escrow Agent from and with respect to any suits, claims, actions or liabilities arising in any way out of this transaction including the obligation to defend any legal action brought which in any way arises out of or is related to this Agreement. The Escrow Agent is not rendering securities advice to anyone with respect to this proposed transaction; nor is the Escrow Agent opining on the compliance of the proposed transaction under applicable securities law.

2.  BUYER  REPRESENTATIONS,   WARRANTIES;  ACCESS  TO  INFORMATION;  INDEPENDENT
INVESTIGATION.

The Buyer represents and warrants to, and covenants and agrees with, the Company as follows:

a. The Buyer is purchasing the Shares for its own account for investment only and not with a view towards the resale, public sale or distribution thereof and not with a view to or for sale in connection with any distribution thereof;

b. The Buyer is (i) an "accredited investor" as that term is defined in Rule 501 of the General Rules and Regulations under the 1933 Act by reason of Rule 501(a), (ii) experienced in making investments of the kind described in this Agreement and the related documents, (iii) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors (who are not affiliated with or compensated in any way by the Company or any of its affiliates or selling agents), to protect its own interests in connection with the transactions described in this Agreement, and the related documents, and if Buyer is a natural person, Buyer further represents and warrants that he has adequate means of providing for his financial needs and contingencies. (iv) able to afford the entire loss of its investment in the Shares and (v) not a "U.S. Person," as such term is defined in Rule 902(k) of Regulation S and did not purchase or acquire the Shares in the United States from, or for the account or benefit of, U.S. Persons (as such term is defined under Regulation S).

c. All subsequent offers and sales of the Shares by the Buyer shall be made pursuant to registration under the 1933 Act or pursuant to an exemption from registration;

d. The Buyer understands that the Shares are and will be, as the case may be, offered and sold, to it in reliance on specific exemptions from the registration requirements of federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgements and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to receive an offer of and acquire the Shares, as the case may be;

e. The Buyer and its advisors, if any, have either been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Shares which have been requested by the Buyer or have had access thereto. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received complete and satisfactory answers to any such inquiries. Without limiting the generality of the foregoing, the Buyer has also had the opportunity to obtain and to review the Company's (1) Quarterly Reports on Form 10-QSB for the fiscal quarters ended December 31, 1999 and March 31, 2000, (2) Forms 8-K, if any, filed since March 31, 1999 and (3) Annual Report on Form 10-KSB for the period ended December 31, 1998, (collectively, the "Company's SEC Documents").

f. The Buyer understands that its investment in the Shares involves a high degree of risk;

g. The Buyer understands that no federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Shares;

h. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Buyer and is a valid and binding agreement of the Buyer enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally.

i. No Short Sales. Buyer expressly agrees that until such time it has sold all of the Shares that it shall not, directly or indirectly, through an affiliate (as that term is defined under Rule 405 promulgated under the 1933 Act) or by, with or through an unrelated third party or entity, whether or not pursuant to a written or oral understanding, agreement, arrangement, scheme, or artifice of any nature whatsoever, engage in the short selling of the Company's Common Stock or any other equity Shares of the Company whether now existing or hereafter issued, or engage in any other activity of any nature whatsoever that has the same affect as a short sale, or is a de facto or de jure short sale, of the Company's Common Stock or any other equity security of the Company whether now existing or hereafter issued, including, but not limited to, the sale of any rights pursuant to any understanding, agreement, arrangement, scheme or artifice of any nature whatsoever, whether oral or in writing, relative to the Company's Common Stock or any other equity Shares of the Company whether now existing or hereafter created.

j. The Buyer is not purchasing the Shares as a result of, or pursuant to, any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or meeting whose attendees, including the Buyer, had been invited by any general advertising or general solicitation.

3. COMPANY REPRESENTATIONS

The Company represents and warrants to the Buyer that:

a. Valid Issuance of Common Stock. The Company has an authorized capitalization consisting of 50,000,000 shares of common stock, par value of $.001 per share, and 20,000,000 shares of preferred stock, par value of $.001 per share. As of the date of this Agreement, the Company has issued and outstanding 8,333,036 shares of Common Stock. As of the date of this Agreement 1,581,935 shares of the preferred stock are issued and outstanding. All of the shares of Common Stock of the Company issued to date have been duly and validly authorized and issued and are fully paid and non-assessable. Except as set forth in the Company's SEC Documents, there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or Shares or rights convertible into, any shares of capital stock of the Company, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to redeem or issue additional shares of capital stock of the Company or options, warrants, scrip, rights to subscribe to, or Shares or rights convertible into, and shares of capital stock of the Company. Except as set forth in this Agreement, there are no Shares or instruments containing any anti-dilution, right of first refusal, preemptive rights or similar provisions that will be triggered by the issuance of the Shares pursuant to this Agreement. Upon the issuance of such Shares, they will be duly and validly issued, fully paid and non-assessable and will not subject the holder thereof to personal liability by reason of being such holder.

b. Reporting Company Status. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly qualified as a foreign corporation in all jurisdictions in which the failure to so qualify would have a material adverse effect on the Company and its subsidiaries taken as a whole. The Company has registered its Common Stock pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the

"Exchange Act"), and the Common Stock is listed and traded on OTC Bulletin Board. The Company has filed all material required to be filed pursuant to all reporting obligations under either Section 13(a) or l5(d) of the Exchange Act, and has received no notice, either oral or written, with respect to the continued eligibility of the Common Stock for such listing. The Company has also recently received approval from the SEC of its Form 10-SB and has commenced trading on the OTC Bulletin Board under the symbol GLSL.

c. Stock Purchase Agreement; Registration Rights Agreement and Stock. This Agreement and the Registration Rights Agreement, the form of which is attached hereto (the "Registration Rights Agreement"), have been duly and validly authorized by the Company, this Agreement has been duly executed and delivered by the Company and this Agreement is, and the Registration Rights Agreement, when executed and delivered by the Company, will be, valid and binding agreements of the Company enforceable in accordance with their respective terms, subject as to enforceability to general principles of equity, the indemnification provisions of the Registration Rights Agreement, and to bankruptcy, insolvency, moratorium, and other similar laws affecting the enforcement of creditors' rights generally; and the Shares will be duly and validly issued, fully paid and non-assessable when delivered on behalf of the Company upon payment therefor in accordance with this Agreement, subject to general principles of equity and to bankruptcy, insolvency, moratorium, or other similar laws affecting the enforcement of creditors' rights generally.

d. Non-contravention. The execution and delivery of this Agreement and the Registration Rights Agreement by the Company, the issuance of the Shares, and the consummation by the Company of the other transactions contemplated by this Agreement, the Registration Rights Agreement, and the Common Stock do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of or constitute a default under, the certificate of incorporation or by-laws of the Company, or any material indenture, mortgage, deed of trusts or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, or any material existing applicable law, rule, or regulation or any applicable decree, judgment, or order of any court, United States federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Company or any of its properties or assets, except such conflict, breach or default which would not have a material adverse effect on the transactions contemplated herein.

e. Approvals. No authorization, approval or consent of any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market is required to be obtained by the Company for the issuance and sale of the Shares to the Buyer as contemplated by this Agreement.

f. SEC Filings. None of the Company's filings with the Securities and Exchange Commission since December 8, 1999 contained, at the time they were filed, any untrue statement of a material fact or omit to state any material fact necessary to make the statements made therein in light of the circumstances under which they were made, not misleading. The Company has since December 8, 1999 filed all requisite forms, reports and exhibits thereto with the Securities and Exchange Commission.

g. Absence of Certain Changes. Since December 8, 1999, there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition, outstanding Shares, or results of operations of the Company, except as disclosed in the documents referred to in
Section 2(f) hereof.

h. [Intentionally omitted.]

i. Absence of  Litigation.  Except as disclosed in the documents  referred to in
Section  2(f)  hereof,  there  is  no  action,  suit,  proceeding,   inquiry  or
investigation before or by any court, public board or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company or any of its subsidiaries, wherein an unfavorable decision, ruling or finding would have a material adverse effect on the properties, business, condition (financial or other), or results of operations of the Company and its subsidiaries taken as a whole or the transactions contemplated by this Agreement or any of the documents contemplated hereby or which would materially adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of such other documents.

j. Absence of Events of Default. Except as disclosed in writing to the Buyer (including through the publicly filed documents of the Company) no Event of Default, as defined in any agreement to which the Company is a party, and no event which, with the giving of notice or the passage of time or both, would become an Event of Default (as so defined), has occurred and is continuing, which would have a material adverse effect on the Company's financial condition or results of operations.

k. No Default. Except as disclosed in writing to the Buyer (including through the publicly filed documents of the Company) the Company is not in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any material indenture, mortgage, deed of trust or other material instrument or agreement to which it is a party or by which it or its property may be bound, and neither the execution nor the performance by the Company of its obligations under this Agreement or the delivery of the Shares, will conflict with or result in the breach or violation of any of the terms or provisions of, or constitute a default or result in the creation or imposition of any lien or charge on any assets or properties of the Company under, any material indenture, mortgage, deed of trust or other material agreement or instrument to which the Company is a party or by which it is bound or any statute or the Certificate of Incorporation or By-laws of the Company, or any decree, judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or its properties, or its listing agreement with respect to any securities exchange or trading market on which the Common Stock is listed.

l. Prior Issues. During the twelve (12) months preceding the date hereof, the Company has not issued any debt Shares or convertible Shares in capital transactions which have not been fully disclosed in the Company's SEC Documents.

m. Certain Transactions. Except as set forth in the SEC Documents and except for arm's length transactions pursuant to which the Company makes payments in the ordinary course of business upon terms no less favorable than the Company could obtain from third parties and other than the grant of stock options, none of the officers, directors, or employees of the Company (or any spouse or relative of any such person) is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

4. CERTAIN COVENANTS AND ACKNOWLEDGMENTS.

a. Transfer Restrictions. The Buyer acknowledges that (1) the Shares have not been and are not being registered under the provisions of the 1933 Act and, except as provided in the Registration Rights Agreement, the Shares have not been and are not being registered under the 1933 Act, and may not be transferred unless (A) subsequently registered thereunder, or (B) the Buyer shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company and its counsel, to the effect that the Shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; (2) any sale of the Shares made in reliance on Rule 144 promulgated under the 1933 Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such Shares under circumstances in which the seller, or the person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the 1933 Act, may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (3) neither the Company nor any other person is under any obligation to register the Shares (other than pursuant to the Registration Rights Agreement) under the 1933 Act or to comply with the terms and conditions of any exemption thereunder. Except at stated above, Buyer agrees not to offer, sell or deliver the Shares at any time within the United States or to or for the account or benefit of, U.S. Persons (as such term is defined under Regulation S), except in compliance with the safe harbor provisions contained in Regulation S, or pursuant to registration of the Shares under the 1933 Act or pursuant to an exemption from registration under the 1933 Act.

b. Restrictive Legend. The Buyer acknowledges and agrees that until such time as the Shares have been registered under the 1933 Act as contemplated by the Registration Rights Agreement and sold in accordance with such Registration Statement, the shares of Common Stock, shall bear a restrictive legend in substantially the following form (and a stop transfer order may be placed against transfer of the shares of Common Stock):

          "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED OR SOLD EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (B) TO THE EXTENT APPLICABLE, PURSUANT TO RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE

          UNDER SUCH ACT RELATING TO THE  DISPOSITION  OF SHARES),  OR
          (C) UPON THE DELIVERY BY THE HOLDER TO THE COMPANY OF AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, STATING THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE."

It shall be the Company's responsibility to take all necessary actions and to bear all such costs to issue the free trading unlegended certificate of Common Stock as provided herein, including the responsibility and cost for delivery of an opinion letter to the transfer agent, if so required. Upon surrender of any Share certificates that are to be sold in part, the Company shall issue to the Buyer new Share certificates equal to the unsold amount.

c. Registration Rights Agreement. The parties hereto agree to enter into the Registration Rights Agreement on or before the Closing Date (as hereinafter defined).

d. Filings. The Company undertakes and agrees to make all necessary filings in connection with the sale of the Common Stock to the Buyer as required by United States securities laws and regulations, or by Nasdaq. Buyer agrees to make all necessary filings with the SEC, including Schedule 13D, if applicable.

e. Reporting Status. Provided the Buyer beneficially owns any of the Shares, the Company shall file all reports required to be filed with the SEC pursuant to
Section 13 or 15(d) of the Exchange Act and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination. Notwithstanding the foregoing, the provisions of this clause shall terminate once the Buyer becomes eligible to sell the Common Stock issued in this transaction pursuant to Rule 144(K) without volume limitations.

f. Use of Proceeds. The Company will use the proceeds from the sale of the Shares (excluding amounts paid by the Company for legal fees and escrow fees in connection with the sale of the Common Stock) for working capital and shall not, except for investment in companies to be acquired with the proceeds of this transaction, directly or indirectly (except in any situation where the Company is acquired by merger or otherwise by a third party) use such proceeds for any loan to or investment in any other corporation, partnership, enterprise or other person.

g. Publicity. The Company and Buyer shall consult with each other in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby and no party shall issue any such press release or otherwise make any such public statement without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by law, in which such case the disclosing party shall provide the other party with prior notice of such public statement. Notwithstanding the foregoing, the Company shall not publicly disclose the name of Buyer without the prior written consent of such Buyer, except to the extent required by law.

5. REMOVAL OF LEGEND; COVER; AND DEMAND REDEMPTION.

a. The Company shall pay any documentary, stamp or similar issue or transfer tax due on the issue of the free trading unlegended Shares. However, the Buyer shall pay any such taxes which are due because such Shares are issued in a name other than its name.

b. After the effectiveness of the registration statement covering the Shares, the Company shall pay Buyer a cash fee of two percent (2%) of the Purchase Price per thirty calendar day period (or a pro rata amount thereof), for the period that the following obligations remain unsatisfied: (i) Company fails to deliver free trading unlegended Shares to the Buyer within ten (10) business days of Company's receipt of the legended Shares from Buyer; and (ii) Company fails to make a cash payment within the time periods set forth in this Agreement or the Registration Rights Agreement, as the case may be. The Company acknowledges that its failure to deliver free trading unlegended Shares and/or failure to make a cash payment in a timely manner will cause the Buyer to suffer damages in an amount that will be difficult to ascertain. Accordingly, the parties agree that it is appropriate to include in this Agreement a provision for liquidated damages. The parties acknowledge and agree that the liquidated damages provision set forth in this section represents the parties' good faith effort to quantify such damages and, as such, agree that the form and amount of such liquidated damages are reasonable and will not constitute a penalty. The payment of liquidated damages shall not relieve the Company from its obligations to deliver free trading unlegended Shares and/or make a cash payment in a timely manner pursuant to the terms of this Agreement. Nothing contained in this Agreement shall be deemed to establish or require the payment of interest to the Buyer at a rate in excess of the maximum rate permitted by governing law. In the event that the rate of interest required to be paid exceeds the maximum rate permitted by governing law, the rate of interest required to be paid thereunder shall be automatically reduced to the maximum rate permitted under the governing law and such excess shall be returned with reasonable promptness by the Buyer to the Company.

c. Cover. After the effectiveness of the registration statement covering the Shares, if, the Company fails for any reason to deliver free trading unlegended Shares within ten (10) business days following receipt of the legended Shares from Buyer and thereafter, the Buyer purchases, in an open market transaction or otherwise, shares of Common Stock (the "Covering Shares") in order to make delivery in satisfaction of a sale of Common Stock by the Buyer (the "Sold Shares"), which delivery Buyer anticipated to make using the free trading unlegended Shares (a "Buy-In"), the Company shall pay to the Buyer, in addition to all other amounts contemplated in other provisions of this Agreement, and not in lieu thereof, the Buy-In Adjustment Amount (as defined below). The "Buy-In Adjustment Amount" is the amount equal to the excess, if any, of (x) the Buyer's total purchase price (including brokerage commissions, if any) for the Covering Shares over (y) the net proceeds (after brokerage commissions, if any) received by the Buyer from the sale of the Sold Shares. The Company shall pay the Buy-In Adjustment Amount to the Buyer in immediately available funds immediately upon demand by the Buyer. By way of illustration and not in limitation of the foregoing, if the Buyer purchases shares of Common Stock having a total purchase price (including brokerage commissions) of $11,000 to cover a Buy-In with respect to shares of Common Stock it sold for net proceeds of $10,000, the Buy-In Adjustment Amount which Company will be required to pay to the Buyer will be $1,000.

d. Demand Redemption. If any "Event of Default" by the Company (as defined below in subsection (e)) under the terms of this Agreement or the Registration Rights Agreement is continuing for more than thirty (30) calendar days, Buyer may at its sole option send written notice of a demand redemption to the Company. Upon receipt of the written notice from the Buyer, the Company shall within ten (10) business days make a cash payment to Buyer equal to $0.75 per share of Common Stock that the Buyer demands to be redeemed. The cash payment to be made by the Company upon receipt of written notice of the demand redemption, shall be in addition to any remedies or liquidated damages to which the Investor is entitled up to the date written notice of the demand redemption is received by the Company. Prior to and as a further condition of closing, Mr. John Mazzuto and Mr. James Strupp, shall agree to guarantee the demand redemption amount as guarantors and shall agree to be jointly and severally liable in the event that the Company cannot satisfy the demand redemption request within the ten (10) business day period mentioned above, and shall agree to pay Buyer the demand redemption amount within three (3) business days of receiving written notice from Buyer, via facsimile transmission, that the Company has not paid the demand redemption amount within the ten (10) business day period as required. Any time on and after December 29, 2000 and prior to April 1, 2001, whether or not there is then existing an "Event of Default" (as defined below in subsection (e)), Buyer may at its sole option send written notice of a demand redemption to the Company; it being acknowledged and agreed that Buyer's option to give a notice of demand redemption (as provided in this Section 5(d)) shall expire and be without further force and effect at April 1, 2000. Upon receipt of the written notice from the Buyer, the Company shall within ten (10) business days make a cash payment to Buyer equal to $0.75 per share of Common Stock that the Buyer demands to be redeemed. The cash payment to be made by the Company upon receipt of written notice of the demand redemption, shall be in addition to any remedies or liquidated damages to which the Investor is entitled up to the date written notice of the demand redemption is received by the Company. Prior to and as a further condition of closing, Mr. John Mazzuto and Mr. James Strupp, shall agree to guarantee the demand redemption amount as guarantors and shall agree to be jointly and severally liable in the event that the Company cannot satisfy the demand redemption request within the ten (10) business day period mentioned above, and shall agree to pay Buyer the demand redemption amount within three
(3) business days of receiving written notice from Buyer, via facsimile transmission, that the Company has not paid the demand redemption amount within the ten (10) business day period as required.

e. Event of Default. In the event the Company fails to pay any amounts due within the time period required under the terms of this Agreement, such non-payment shall be an "Event of Default".

6.  Adjustments

a. Stock dividends; splits. If after the date on which the Shares are first issued to Buyer and while Buyer still owns said Shares, the number of outstanding shares of Common Stock is increased by a stock dividend payable in shares of Common Stock or by a split of shares of Common Stock or other similar event, then, on the date following the date fixed for the determination of holders of Common Stock entitled to receive such stock dividend or split, the number of shares of Common Stock purchased by the Buyer shall be increased in proportion to such increase in outstanding shares (ignoring for this purpose any provision for the repurchase or cash payment of fractional shares).

b. Aggregation of shares. If after the date on which the Shares are first issued to Buyer and while Buyer still owns said Shares, the number of outstanding shares of Common Stock is decreased by a consolidation, combination or reclassification of shares of Common Stock or other similar event, then, after the effective date of such consolidation, combination or reclassification, the number of shares of Common Stock purchased by the Buyer shall be decreased in proportion to such decrease in outstanding shares (ignoring for this purpose any provision for the repurchase or cash payment of fractional shares).

c. Reorganization, etc. If after the date on which the Shares are first issued to the Buyer, any capital reorganization or reclassification of the Shares, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation or other similar event shall be effected, then, as a condition of such reorganization, reclassification, consolidation, merger, or sale, lawful and fair provision shall be made whereby the Buyer shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Agreement such shares of stock, Shares, or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented by this Agreement had such reorganization, reclassification, consolidation, merger, or sale not taken place, and in such event appropriate provision shall be made with respect to the rights and interests of the Buyer to the end that the provisions hereof shall thereafter be applicable, as nearly as may be in relation to any share of stock, Shares, or assets thereafter deliverable upon the exercise hereof. The Company shall not effect any such consolidation, merger, or sale unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger, or the corporation purchasing such assets, shall assume by written instrument executed and delivered to the Buyer the obligation to deliver to the Buyer such shares of stock, Shares, or assets as, in accordance with the foregoing provisions, the Buyer may be entitled to purchase. Upon the occurrence of any event specified in this section, the Company shall give written notice of the record date for such dividend, distribution, or subscription rights, or the effective date of such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding up or issuance. Such notice shall also specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution, or subscription rights, or shall be entitled to exchange their Common Stock for stock, Shares, or other assets deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding up or issuance. Failure to give such notice, or any defect therein shall not affect the legality or validity of such event.

d. Notices of Changes. Upon every adjustment of the number of shares of Common Stock purchased by the Buyer, pursuant to this Agreement, the Company shall give written notice thereof to the Buyer, which notice shall state the increase or decrease, if any, in the number of shares of Common Stock purchased by the Buyer, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

7. TRANSFER AGENT INSTRUCTIONS.

(i) Promptly following the delivery by the Buyer of the aggregate purchase price for the Shares in accordance with Section l(b) hereof the Company will instruct its transfer agent to issue certificates for the Shares purchased, bearing the restrictive legend specified in Section 4(b) of this Agreement. The Shares shall be registered in the name of the Buyer or its nominee (duly assigned to), and in such denominations to be specified by the Buyer. If the Buyer provides the Company with an opinion of counsel reasonably satisfactory to the Company and its counsel that registration of a resale by the Buyer of any of the Shares in accordance with clause (1)(B) of Section 4(a) of this Agreement is not required under the 1933 Act, the Company shall (except as provided in clause (2) of Section 4(a) of this Agreement) permit the transfer of the Shares. (ii) After effectiveness of a registration statement covering the legended Shares, and upon receipt of the legended Shares from Buyer, the Company shall deliver the Shares to the Buyer, free of any restrictive legend or stop transfer instructions to the address specified by the Buyer within ten (10) business days of the Company's receipt of the legended Shares.

8. DELIVERY INSTRUCTIONS.

The Shares shall be delivered by the Company to the Escrow Agent pursuant to Section l(b) hereof.

9. CLOSING DATE.

The date and time of the issuance and sale of the Shares (the "Closing Date") shall be July 12, 2000. The closing shall occur on the Closing Date at the offices of the Escrow Agent. Notwithstanding anything to the contrary contained herein, the Escrow Agent will be authorized to release the funds representing the Purchase Price for the Common Stock, and the certificates representing the shares of the Common Stock only upon satisfaction of the conditions set forth in Sections 10 and 11 hereof.

10. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.
The Buyer understands that the Company's obligation to sell the Shares to the Buyer pursuant to this Agreement is conditioned upon:

a. The receipt and acceptance by the Company of such Agreement as evidenced by execution of such Agreement;

b. The accuracy on the Closing Date of the representations and warranties of the Buyer contained in this Agreement as if made on the Closing Date and the performance by the Buyer on or before the Closing Date of all covenants and agreements of the Buyer required to be performed on or before the Closing Date;

c. The receipt and acceptance by the Company of the completed and executed Buyer's Questionnaire attached hereto as Exhibit A.

d. There shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained.

11. CONDITIONS TO THE BUYER'S OBLIGATION TO PURCHASE.

The Company understands that the Buyer's obligation to purchase the Common Stock is conditioned upon:

a. Acceptance by Buyer of the Agreement for the sale of Shares, as indicated by execution of this Agreement;

b. Delivery by the Company to the Escrow Agent of the certificate representing the Shares in accordance with this Agreement; as contemplated in Section 2(b) hereof;

c. The accuracy on the Closing Date of the representations and warranties of the Company contained in this Agreement as if made on the Closing Date and the performance by the Company on or before the Closing Date of all covenants and agreements of the Company required to be performed on or before the Closing Date; and

d. The Company shall have its counsel prepare an opinion letter concerning the authority of the Company to make this offering. The Company shall also prepare a Board Resolution authorizing this offering. The opinion letter and Board
Resolution shall be delivered to the Escrow Agent who shall deliver a copy to the Buyer.

e. Messrs. Mazzuto and Strupp signing a guarantee to pay the demand redemption amount in the event of nonpayment by the Company as further described in Section 5d.

12. GOVERNING LAW; ARBITRATION.

This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware. The parties agree that any dispute arising under or with respect to or in connection with this Agreement, whether during the term of this Agreement or at any subsequent time, shall be resolved fully and exclusively by binding arbitration in accordance with the commercial rules then in force of the American Arbitration Association and the proceedings taking place in New York, New York. The parties agree to a panel of three arbitrators and reasonable attorneys fees and costs shall be awarded to Buyer in the event that the Company is in default under the terms of this Agreement or the Registration rights Agreement.

13. NOTICES. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given upon personal delivery or seven business days after deposit in the United States Postal Service, by (a) advance copy by fax, and (b) mailing by express courier or registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by ten days advance written notice to each of the other parties hereto.

The information for notices to the respective parties is as follows:

COMPANY:                Global Sources Limited
                        342 Madison Avenue
                        New York, New York 10032

Telecopier No.:         1-212-687-0555
Phone No.:              1-212-687-6363

with a copy to:         Martin Eric Weisberg, Esq.
                        Parker Chapin, LLP
                        The Chrysler Building
                        405 Lexington Avenue
                        New York, New York 10174

Telecopier No.:         1-212-704-6157
Phone No:               1-212-704-6050


BUYER:                  Ira Terk
                        At the address set forth on the signature page of this Agreement.

ESCROW AGENT:           Joseph B. LaRocco, Esq.
                        49 Locust Avenue, Suite 107
                        New Canaan, CT 06840

Telecopier No.:         1-203-966-0363
Phone No.:              1-203-966-0566


13. MISCELLANEOUS.

(a) Each party's representations and warranties shall survive the execution and delivery hereof of this Agreement.

(b) Severability. In the event that any one or more of the provisions contained in this Agreement or any portion thereof shall for any reason be held to be invalid, illegal or unenforceable in any respect, this Agreement shall be reformed, construed and enforced as if such invalid, illegal or unenforceable provision had never been contained herein.

(c) Binding Nature. This Agreement will be binding upon and will inure to the benefit of any successor or successors of the parties hereto.

(d) Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original and all of which together will constitute one and the same instrument. Notwithstanding anything contained herein to the contrary, it is expressly agreed that the Agreement may be executed with facsimile signatures.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, this Agreement has been duly executed by the Buyer or one of its officers thereunto duly authorized as of the date set forth below.

NUMBER OF SHARES OF COMMON STOCK TO BE PURCHASED:  400,000

AGGREGATE PURCHASE PRICE OF SUCH COMMON STOCK:  $200,000


SIGNATURE OF BUYER: /s/ Ira Terk

IN WITNESS WHEREOF, the undersigned represents that the foregoing statements are true and correct and that it has caused this Stock Purchase Agreement to be duly executed on its behalf this _______day of July, 2000.


-----------------------------     ---------------------------------
Address                           Printed Name of Subscriber


Telecopier No. ______________     By:______________________________
                                     (Signature of Authorized Person)


-----------------------------     ------------------------------
Jurisdiction of Incorporation     Printed Name and Title
or Organization

Federal Identification No.: _________________________




COMPANY ACCEPTANCE:

This Agreement has been accepted as of the date set forth below.

GLOBAL SOURCES LIMITED

By:  _____________________________              Date:____________________


Printed Name and Title: __________________________________________

                                    EXHIBIT A

                       CONFIDENTIAL INVESTOR QUESTIONNAIRE

                                 ---------------

                             GLOBAL SOURCES LIMITED
                                 ---------------


Instructions:  Individual  investors  should  complete items 1 through 3 of this
               Investor Questionnaire and sign on page 19.*

1.    General Information:
      -------------------

        1.1         Name:

                    Age:  ____________ U.S. Citizen:  Yes ___ No ___

                    Social Security #___________________________________

                    Home Address [include street, city, state and zip code]

                    ----------------------------------------------------

                    ----------------------------------------------------


        1.2         Employer: __________________________________________

                    Business Tel.: _____________________________________

                    Business Address [include street, city, state and zip code]

                    ----------------------------------------------------

                    ----------------------------------------------------
                    Nature of Business: ________________________________

                    Position: __________________________________________


--------
     * If there is more than one Investor, other than husband and wife, a separate Confidential Investor Questionnaire must be completed for each such Investor and attached to this Confidential Investor Questionnaire. For husband and wife investors, complete this Confidential Investor Questionnaire for both husband and wife.

        1.3         Send correspondence to:  Home ___ Office ___


        1.4 If ownership of stock is to be other than in individual capacity (i.e. joint tenancy, community property, custodian), indicate name of owner(s):

                     --------------------------------------------------

                     --------------------------------------------------


2.    Investor Suitability Standards:
      ------------------------------


        2.1 I, individually, or jointly with my spouse, have a net worth, including home, home furnishings and automobiles (but in each case net of any indebtedness secured by those assets), of at least $1,000,000.

                                 Yes ___ No ___


        2.2 I had an individual income, not including the income of my spouse (regardless of whether this is a joint investment with my spouse), in excess of $200,000 in each of the two most recently completed years or joint income, together with my spouse, in excess of $300,000 in each of those years, and I have a reasonable expectation that my individual income or joint income, as applicable, will reach the same level this year.

                                 Yes ___ No ___


        2.3 I am a director or executive officer of Global Sources Limited or any affiliate thereof.**

                                 Yes ___ No ___

        The term "individual income" means individual adjusted gross income (as reported on a Federal income tax return), increased by the following amounts:
(a) any deduction for a portion of long-term capital gains (Section 1202 of the Internal Revenue Code (the "Code")); (b) any deduction for depletion (Section 611 et seq. of the Code); (c) any exclusion for interest on tax exempt municipal obligations (Section 103 of the Code); and (d) any losses of a partnership or limited liability company allocated to the individual (as reported on Schedule E of Form 1040).

--------
**    The SEC defines "affiliate" to mean "a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with" a specified person.

3.    Investment Experience/NASD Affiliation:
      --------------------------------------

        3.1 The undersigned has previously invested in private companies that involve a high degree of risk and the undersigned is familiar with the risks associated with investing in such companies.

                                 Yes ___ No ___

        3.2 Provide any additional information that you believe reflects your overall investment experience or knowledge (e.g., special training, additional investments).

            -----------------------------------------------------------

            -----------------------------------------------------------

        3.3         The  undersigned  has  purchased   securities  in a  private
placement that were sold in reliance on an exemption from registration under the Securities Act of 1933, as amended.

                                 Yes ___ No ___

        3.4 The Investor is affiliated, directly or indirectly, with a member broker/dealer firm of the National Association of Securities Dealers, Inc. ("NASD") as an employee, officer, director, partner or shareholder or as a relative or member of the same household of an employee, director, partner or shareholder of an NASD member broker/dealer firm.

                                 Yes ___ No ___

            If the answer is "yes," please state the firm name and address of each NASD member with whom you are affiliated, the nature of the affiliation and, if applicable, attach to this Questionnaire a signed statement by the NASD member broker-dealer firm acknowledging receipt of the notice required by Article III, Sections 28(a) and
            (b) of the NASD Rules of Fair Practice.

            -----------------------------------------------------------

            -----------------------------------------------------------

            -----------------------------------------------------------

      THE UNDERSIGNED UNDERSTANDS THAT THE COMPANY WILL BE RELYING ON THE ACCURACY AND COMPLETENESS OF THE RESPONSES TO THE FOREGOING QUESTIONS, AND THE UNDERSIGNED REPRESENTS AND WARRANTS TO GLOBAL SOURCES LIMITED (THE "COMPANY") AS
FOLLOWS:

     (i) the answers and responses to the above questions are true, complete and correct and may be relied upon by the Company; and

     (ii) the Investor will notify the Company immediately of any material change in any representation made above or any statement made herein or in any of the other subscription documentation that occurs prior to the closing of the sale of the shares of the Company in the offering to which this Questionnaire relates.

     (iii) the Investor is aware that the offering of the Shares will involve "restricted securities" as defined in Rule 144 under the Securities Act of 1933, as amended (the "Securities Act"), and that they or any interest therein may not be sold or otherwise transferred except as permitted under the Securities Act and applicable state securities laws, or pursuant to registration or an exemption therefrom.

     The Investor has executed this Questionnaire on the _____ day of ______, 2000.

                                --------------------------------
                                Name


                                --------------------------------
                                Signature


                                --------------------------------
                                If Investment is Joint - Name of Joint Owner


                                --------------------------------
                                Signature of Joint Owner